CONTRATO DE LICENÇA DE DIREITOS AUTORAIS

Este Contrato de Licença de Direitos Autorais (doravante denominado "Contrato") é celebrado entre:

a) **Leatt Corporation,** empresa situada em 5348 Vegas Drive, # 775, Las Vegas, Nevada 89108 USA (EIN No. 20-281- 9367) (doravante denominada simplesmente **LICENCIANTE);**

e

b) **SILVA MATTOS & CIA. LTDA.,** empresa brasileira, inscrita no C.N.P.J. sob nº 39.008.214/0001-40, com sede na cidade de Mogi das Cruzes, estado de São Paulo, Brasil, na Rua Adolfo Lutz, 81, Cesar de Souza, CEP 08810-380, neste ato representada pelo Diretor Presidente o Sr. Julio Pérsio da Silva Mattos, portador da cédula de identidade RG nº 18.787.199 e inscrito no CPF/MF sob o nº 146.443.538-33, residente e domiciliado na Rua Joaquim Martins Coelho, 1070, Mogi das Cruzes SP, Brasil (doravante denominada simplesmente **LICENCIADA);**

(sendo LICENCIANTE e LICENCIADA doravante denominadas em conjunto como "**Partes**" e isoladamente como "**Parte**");

CONSIDERANDO que a LICENCIANTE é empresa voltada para fabricação, distribuição, desenvolvimento, criação, comercialização de roupas e acessórios para a prática de esportes em geral, e uso casual, doravante simplesmente "Produtos";

COPYRIGHT LICENSE AGREEMENT

This Copyright License Agreement (hereinafter referred to as "Agreement") is entered by and between:

a) **Leatt Corporation,** with it's head office at 50 Kiepersol Drive, Atlas Gardens, Contermanskloof Drive, Durbanville, 7551 (hereinafter referred to as "**LICENSOR**")

and

b) **SILVA MATTOS & CIA. LTDA.,** Brazilian company, enrolled with corporate taxpayers' number 39.008.214/0001-40, with headquarters at City of Mogi das Cruzes, state of São Paulo, Brazil, at Rua Adolfo Lutz, 81, Cesar de Souza, ZIP CODE 08810-380, herein represented by the Director President Julio Pérsio da Silva Mattos, bearer of ID number RG nº 18.787.199 and enrolled with corporate taxpayers number nº 146.443.538-33, (hereinafter referred to as **LICENSEE**);

(being LICENSOR and LICENSEE hereinafter collectively referred to as "**Parties**" and solely as "**Party**");

WHEREAS LICENSOR is a company that manufactures, distributes, develops, and trades clothing and accessories for practice of sports in general and casual wear, hereinafter referred to as "Products";

CONSIDERANDO QUE a LICENCIADA tem interesse em fabricar e comercializar os Produtos no Brasil, (doravante simplesmente "Território");

RESOLVEM AS PARTES, de comum acordo, firmar o presente CONTRATO DE LICENÇA DE DIREITOS AUTORAIS, "CONTRATO", de acordo com as cláusulas e condições a seguir:

1. OBJETO

1.1. A Licenciante, legítima detentora dos direitos autorais de criação dos Produtos descritos e listados no Anexo A, deste contrato, concede à Licenciada uma licença de montagem e comercialização dos Produtos no Território.

2. VIGÊNCIA

2.1. O presente contrato terá vigência por prazo indeterminado, computando-se o inicio do contrato a data da assinatura do mesmo.

3. REMUNERAÇÃO

3.1. A Licenciada pagará à Licenciante, pela licença ora concedida, a título de *royalties*, as importâncias listadas no anexo A.

3.2. O pagamento dos *royalties* previsto nesta cláusula deverá ser efetuado 60 (sessenta) dias após cada embarque, na conta seguinte conta bancária:

Bank of America, Sandlake Road, Florida.
Branch USA, 005565620784
Routing Code: ABA No. 063 0000 47
Eletronic: ABA No. 026009593
Swift Code: BOFAUS3N
Reference: Order No.

WHEREAS LICENSEE is interested in manufacturing and trading the Products in Brazil (hereinafter referred to as "Territory");

THE PARTIES hereto do covenant and agree to execute this COPYRIGHT LICENSE AGREEMENT according the clauses and conditions as follows:

1. OBJECT

1.1. Licensee legitimate owner of the copyrights of the Products described and listed in Appendix A, of this Agreement, grants to Licensee a license to assemble and trade the Products in the Territory.

2. TERM

2.1. The present Agreement will be in effect as from the date of its execution and shall remain for undetermined period of time.

3. COMPENSATION

3.1. Licensee shall pay Licensor for the licensee object of this agreement, as royalties, the values listed at the Appendix A.

3.2. The royalties payment foreseen in this clause shall be payable 60 (sixty) days after each shipment or alternatively 30 (thirty) days after manufacture, in the following bank account:

Bank of America, Sandlake Road, Florida.
Branch USA, 005565620784
Routing Code: ABA No. 063 0000 47
Eletronic: ABA No. 026009593
Swift Code: BOFAUS3N
Reference: Order No.

4. TERRITÓRIO

4.1. O Território compreendido neste contrato é o da República Federativa do Brasil.

5. LOCAIS E PREÇOS DE VENDA

5.1. A Licenciada poderá vender e distribuir os Produtos nos mercados varejista e atacadista da forma que melhor lhe convier, respeitados os limites do Território previsto neste Contrato.

5.2. Em havendo interesse, a Licenciada poderá exportar os Produtos, mediante prévia autorização da Licenciante.

6. PRESTAÇÃO DE CONTAS E RELATÓRIOS

6.1. A Licenciada fornecerá à Licenciante, sempre que solicitado, mas nunca em periodicidade inferior a mensal, informações sobre as vendas dos Produtos, acompanhada do respectivo relatório de vendas.

6.2. Todos os avisos e comunicações que sejam necessários expedir, por força do presente Contrato, bem como cópias dos relatórios, deverão ser enviados para os endereços abaixo indicados:

Para a **Licenciante:**
Sr: Sean Macdonald
Fax nº: 0027 21 557 7381
Tel: 0027 21 557 7257
Endereço: No. 50 Kiepersol Crescent, Atlas Gardens, Durbanville, 7551, Cape Town
e-mail: Sean@leatt-.com

Para a **Licenciada:**
Sr: José Benildo das Silva Mattos
Fax: +55 11 4793 5595

4. TERRITORY

4.1. The Territory comprised in this Agreement is the Federative Republic of Brazil.

5. SALES POINTS AND PRICES

5.1. Licensee may sell and distribute the Products in the retail and gross markets, according to its own criteria, respected the limits of the Territory foreseen in the Agreement.

5.2. Should Licensee be interested in exporting the Products, a previous authorization from Licensor, shall be required.

6. ACCOUNTING AND REPORTS

6.1. Licensee shall provide Licensor, whenever requested, but never in a period lower than monthly, information on sales of the Products, enclosing the corresponding sales report.

6.2. Any and all communication arising out of this Agreement as well as copies of the reports, shall be addressed to the parties as indicated below:

To **Licensor:**
Sr: Sean Macdonald
Fax nº: 0027 21 557 7381
Tel: 0027 21 557 7257
Endereço:No. 50 Kiepersol Crescent, Atlas Gardens, Durbanville, 7551, Cape Town
e-mail: Sean@leatt.com

To **Licensee**:
Mr. José Benildo da Silva Mattos
Fax: +55 11 4793 5595

Tel.: +55 11 4793 5500
End.: Rua Adolfo Lutz, 81
e-mail: benildo@silvamattos.com.br

Tel.: +55 11 4793 5500
Address: Rua Adolfo Lutz, 81
e-mail: benildo@silvamattos.com.br

7. CONDIÇÕES COMERCIAIS

7.1. A Licenciante se compromete a entregar, a cada nova coleção, até Setembro, as artes finais das imagens dos Produtos.

7.2. A Licenciada terá o direito não exclusivo para fabricar os Produtos durante a vigência contratual, sendo-lhe vedado o direito de sublicenciar, podendo autorizar terceiros na produção parcial dos Produtos.

8. RESCISÃO

8.1. A rescisão contratual por qualquer das partes deverá ser precedida de notificação por escrito, com antecedência de 30 (trintas) dias.

8.2. Em caso de falência, recuperação judicial ou extrajudicial, dissolução ou liquidação de qualquer das partes, este contrato será considerado automaticamente rescindido.

9. DISPOSIÇÕES GERAIS

9.1. O presente contrato obriga, em todos os seus termos, as partes, bem como seus herdeiros e sucessores.

9.2. As partes permanecerão como contratantes independentes e nada neste Contrato deve ser entendido como ou ser interpretado criação de entidade, *joint-venture* ou relação de parceria entre as partes.

7. COMMERCIAL TERMS

7.1. Licensor shall deliver to Licensee, for each new collection, until September, the final artwork of the drawings of the Products.

7.2. Licensee shall have the non-exclusive right to manufacture the Products during the term of this Agreement, and shall not have the right to sublicense the rights granted herein. It is authorized to Licensee to grant to third parties part of the manufacturing of the Products.

8. TERMINATION

8.1. Termination of this agreement by any of the parties shall be made through written notification to the other party, in this sense, at least 30 (thirty) days in advance.

8.2. In the hypothesis of insolvency or voluntary or involuntary bankruptcy of any of the parties this agreement shall be automatically terminated.

9. MISCELLANEOUS

9.1. The present Agreement is biding in all its terms, the Parties hereto, as well as their successors and assignees.

9.2. The Parties shall remain independent contractors and nothing in this Agreement is intended to or shall be construed as a creation of any agency, employment, joint venture or partnership relationship between the Parties.

9.3. A opção de quaisquer das Partes em não questionar qualquer inadimplemento ou infração deste Contrato, não significa que as partes renunciam ao direito de exigir tal execução com relação a qualquer inadimplemento ou infração, que venha a ocorrer mais tarde, exceto se a parte causadora do descumprimento, renegocie com a outra parte, o item objeto da infração.

9.3. The choice by either of the Parties in not to call into question any default or breach of this Agreement shall not cause the waiver of right to demand such execution in regard to any other or subsequent default or breach, except if the Party causing the default renegotiates with the other Party the item object of the breach.

9.4. Ao final do contrato, a Licenciada se compromete a devolver à Licenciante eventuais desenhos contendo direitos de propriedade intelectual da Licenciante, que estiverem, a esta época, em seu poder.

9.4. Upon termination of this Agreement, Licensee shall return to Licensor any and all material comprising copyrights of Licensor that may be, at that time, in his possession.

10. FORO

10.1. O presente contrato será regido pelas leis da República Federativa do Brasil. Para todas e quaisquer questões oriundas deste Contrato, as Partes elegem o foro Central da Comarca da Capital do Estado de São Paulo.

E, POR ESTAREM ASSIM JUSTAS E CONTRATADAS, assinam o presente CONTRATO em 03 (três) vias de igual teor e forma, na presença de 02 (duas) testemunhas, abaixo-assinadas para um só fim de direito.

10. LAW AND JURISDICTION

10.1. This Agreement shall be governed by the laws of the Federative Republic of Brazil. For all and any questions arising from this Agreement, the Parties hereby elect the Central Civil Courts of the Capital City of the State of Sao Paulo.

IN WITNESS WHEREOF, the PARTIES hereto sign and cause this AGREEMENT to be executed in 3 (three) identical counterparts before the 2 (two) undersigned witnesses, to produce all its legal effects.

31 January 2013 Cape Town,].

LICENCIANTE/LICENSOR – LEATT CORPORATION

LICENCIADA/LICENSEE - SILVA MATTOS & CIA. LTDA.

Testemunhas

1. ______________ CPF RG

2. ______________ CPF RG:

APPENDIX A / ANEXO A

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
	BRACES GPX (Off-Road)		
1000210004	Brace LEATT GPX Pro Lite #S/M Carbon/Grey	$96.0	$80.0
1000210005	Brace LEATT GPX Pro Lite #L/XL Carbon/Grey	$96.0	$80.0
1000220001	Brace LEATT GPX Race #S/M Black	$31.0	$75.0
1000220002	Brace LEATT GPX Race #L/XL Black	$31.0	$75.0
1000220005	Brace LEATT GPX Race #S/M White	$31.0	$75.0
1000220006	Brace LEATT GPX Race #L/XL White	$31.0	$75.0
1000220009	Brace LEATT GPX Race #S/M Orange	$31.0	$75.0
1000220010	Brace LEATT GPX Race #L/XL Orange	$31.0	$75.0
1000220013	Brace LEATT GPX Race #S/M Blue Translucent	$31.0	$75.0
1000220014	Brace LEATT GPX Race #L/XL Blue Translucent	$31.0	$75.0
1000220017	Brace LEATT GPX Race #S/M Red Translucent	$31.0	$75.0
1000220018	Brace LEATT GPX Race #L/XL Red Translucent	$31.0	$75.0
1000230001	Brace LEATT GPX Trail #S/M Black	$28.0	$61.0
1000230002	Brace LEATT GPX Trail #L/XL Black	$28.0	$61.0
1000230005	Brace LEATT GPX Trail #S/M White	$28.0	$61.0
1000230006	Brace LEATT GPX Trail #L/XL White	$28.0	$61.0
	BRACES DBX (Bicycle)		
1000210014	Brace LEATT DBX Pro Lite #S/M Carbon/White	$96.0	$80.0
1000210015	Brace LEATT DBX Pro Lite #L/XL Carbon/White	$96.0	$80.0
1000240001	Brace LEATT DBX Comp 4 #S/M Black	$31.0	$75.0
1000240002	Brace LEATT DBX Comp 4 #L/XL Black	$31.0	$75.0
1000240005	Brace LEATT DBX Comp 4 #S/M White	$31.0	$75.0
1000240006	Brace LEATT DBX Comp 4 #L/XL White	$31.0	$75.0
1000240009	Brace LEATT DBX Ride 4 #S/M Black	$28.0	$61.0
1000240010	Brace LEATT DBX Ride 4 #L/XL Black	$28.0	$61.0
1000240013	Brace LEATT DBX Ride 4 #S/M White	$28.0	$61.0
1000240014	Brace LEATT DBX Ride 4 #L/XL White	$28.0	$61.0
	BRACES STX (Street)		
0100030101	Brace LEATT STX Road #S/M Black/Grey/Yellow	$37.0	$85.0
0100030102	Brace LEATT STX Road #L/XL Black/Grey/Yellow	$37.0	$85.0
0100030103	Brace LEATT STX Road #XXL Black/Grey/Yellow	$37.0	$85.0
0100030110	Brace LEATT STX Jason Britton #S/M Black/Grey/White	$37.0	$88.0
0100030111	Brace LEATT STX Jason Britton #L/XL Black/Grey/White	$37.0	$88.0
0100030112	Brace LEATT STX Jason Britton #XXL Black/Grey/White	$37.0	$88.0
	BRACES KART	$0.0	$0.0
0100330016	Brace LEATT Kart #S Black/Black	$32.0	$67.0
0100330015	Brace LEATT Kart #M Black/Black	$32.0	$67.0
	ACCESSORIES (producs not shipped in the box with a standard brace)	$0.0	$0.0
4300030401	Cross strap LEATT all DBX/GPX/SNX. Pair	$2.0	$3.0
4300032026	Padding Kit LEATT GPX Pro #S Black/Black	$9.0	$20.0
4300032022	Padding Kit LEATT GPX Pro #M Black/Black	$9.0	$20.0
4300033310	Padding Kit LEATT GPX Club 3 Green/Black	$9.0	$14.0
4300033311	Padding Kit LEATT GPX Club 3 Pink/Black	$9.0	$14.0
4300033312	Padding Kit LEATT GPX Club 3 White/Black	$9.0	$14.0
4300033313	Padding Kit LEATT GPX Club 3 Yellow/Black	$9.0	$14.0

YELLOW	= NEW 2013		
BLUE	= UPDATED PRODUCT TEXT		

Part No	Description	Silva mattos price	Silva mattos royalty
4300033400	Padding Kit LEATT GPX Race Green/Black	$9.0	$14.0
4300033401	Padding Kit LEATT GPX Race Pink/Black	$9.0	$14.0
4300033402	Padding Kit LEATT GPX Race White/Black	$9.0	$14.0
4300033320	Padding Kit LEATT DBX Comp 3 Blue/Black	$9.0	$14.0
4300033321	Padding Kit LEATT DBX Comp 3 Green/Black	$9.0	$14.0
4300033322	Padding Kit LEATT DBX Comp 3 Red/Black	$9.0	$14.0
4300030200	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Factory Black	$8.0	$19.0
4300030201	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Factory Blue	$8.0	$19.0
4300030202	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Factory Green	$8.0	$19.0
4300030203	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Factory Orange	$8.0	$19.0
4300030204	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Factory Red	$8.0	$19.0
4300030205	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Factory Yellow	$8.0	$19.0
4300030173	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Ashley Fiolek Blu	$8.0	$19.0
4300030172	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Ashley Fiolek Pin	$8.0	$19.0
4300030174	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Ashley Fiolek Rec	$8.0	$19.0
4300030300	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Rockstar White	$8.0	$20.0
4300030305	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Rockstar Black	$8.0	$20.0
4300030301	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Kevin Windham F	$8.0	$19.0
4300030306	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Kevin Windham C	$8.0	$19.0
4300030302	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Jessica Patterson	$8.0	$19.0
4300030303	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Marvin Musquin	$8.0	$19.0
4300030304	Padding&Sticker Kit LEATT GPX Adv 1.2.3/Club 1.2 Skull White	$8.0	$19.0
4300030032	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Leatherette/White	$6.0	$18.0
4300030221	Sticker Kit LEATT STX Safety Reflective	$2.0	$12.0
4300030212	Padding Pack LEATT DBX Comp 1.2/Ride 1 Red	$7.0	$16.0
4300030213	Padding Pack LEATT DBX Comp 1.2/Ride 1 Khaki	$7.0	$16.0
4300030214	Padding Pack LEATT DBX Comp 1.2/Ride 1 Turquoise	$7.0	$16.0
4300030215	Padding Pack LEATT DBX Comp 1.2/Ride 1 Pink	$7.0	$16.0
4300033415	Padding Kit LEATT DBX Comp 4 Red	$9.0	$14.0
4300033416	Padding Kit LEATT DBX Comp 4 Turquoise	$9.0	$14.0
4300033417	Padding Kit LEATT DBX Comp 4 Pink	$9.0	$14.0
	BODY PROTECTION (all disciplines)	$0.0	$0.0
	HARD SHELL	$0.0	$0.0
5000401005	Elbow Guard LEATT Hard Shell Black #S/M	$8.0	$7.0
5000401006	Elbow Guard LEATT Hard Shell Black #L/XL	$8.0	$7.0
5000401007	Elbow Guard LEATT Hard Shell Black #XXL	$8.0	$7.0
5000403001	Knee Guard LEATT Dual Axis Black Adult	$13.0	$22.0
0500030240	Chest Protector LEATT Adventure Black	$19.0	$27.0
0500030241	Chest Protector LEATT Adventure White	$19.0	$27.0
0500030291	Chest Protector LEATT Lite Pro Black	$23.0	$31.0
0500030290	Chest Protector LEATT Lite Pro White	$23.0	$31.0
0500030500	Chest Protector LEATT Adventure Lite Black	$18.0	$19.0
0500030501	Chest Protector LEATT Adventure Lite White	$18.0	$19.0
0500030510	Chest Protector LEATT Adventure Lite TECH Black	$24.0	$26.0
0500030511	Chest Protector LEATT Adventure Lite TECH White	$24.0	$26.0
0500030512	Chest Protector LEATT Adventure Lite TECH Blue	$24.0	$26.0
0500030513	Chest Protector LEATT Adventure Lite TECH Red	$24.0	$26.0

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
0500030520	Chest Protector LEATT Adventure Lite CAGE Black/White	$24.0	$26.0
5000305050	Chest Protector LEATT Pro Black/Black	$22.0	$39.0
5000305055	Chest Protector LEATT Pro White/Black	$22.0	$39.0
0500030260	Body Protector LEATT Adventure White #S/M 160-172cm	$38.0	$51.0
0500030261	Body Protector LEATT Adventure White #L/XL 172-184cm	$39.0	$50.0
0500030262	Body Protector LEATT Adventure White #XXL 184-196cm	$39.0	$50.0
0500030265	Body Protector LEATT Adventure Black #S/M 160-172cm	$40.0	$49.0
0500030266	Body Protector LEATT Adventure Black #L/XL 172-184cm	$40.0	$49.0
0500030267	Body Protector LEATT Adventure Black #XXL 184-196cm	$40.0	$49.0
0500030300	Body Vest LEATT Adventure White #S/M 160-172cm	$27.0	$35.0
0500030301	Body Vest LEATT Adventure White #L/XL 172-184cm	$28.0	$34.0
0500030302	Body Vest LEATT Adventure White #XXL 184-196cm	$28.0	$34.0
0500030310	Body Vest LEATT Adventure Black #S/M 160-172cm	$28.0	$34.0
0500030311	Body Vest LEATT Adventure Black #L/XL 172-184cm	$29.0	$33.0
0500030312	Body Vest LEATT Adventure Black #XXL 184-196cm	$29.0	$33.0
0500030303	Body Vest LEATT Adventure Lite White/Black #S/M 160-172cm	$24.0	$30.0
0500030304	Body Vest LEATT Adventure Lite White/Black #L/XL 172-184cm	$25.0	$29.0
0500030305	Body Vest LEATT Adventure Lite White/Black #XXL 184-196cm	$25.0	$29.0
0500030306	Body Vest LEATT Adventure Lite Black/Grey #S/M 160-172cm	$24.0	$30.0
0500030307	Body Vest LEATT Adventure Lite Black/Grey #L/XL 172-184cm	$25.0	$29.0
0500030308	Body Vest LEATT Adventure Lite Black/Grey #XXL 184-196cm	$25.0	$29.0
0500030280	Back Protector LEATT Adventure #S/M 160-172cm	$17.0	$35.0
0500030281	Back Protector LEATT Adventure #L/XL 172-184cm	$18.0	$34.0
0500030282	Back Protector LEATT Adventure #XXL 184-196cm	$18.0	$34.0
	BODY PROTECTION (all disciplines)	$0.0	$0.0
	3DF - 3 DIMESIONAL FOAM	$0.0	$0.0
5000404005	Body Vest LEATT 3DF Black #S/M 160-172cm	$28.0	$30.0
5000404006	Body Vest LEATT 3DF Black #L/XL 172-184cm	$28.0	$30.0
5000404007	Body Vest LEATT 3DF Black #XXL 184-196cm	$29.0	$29.0
5000405005	Body Protector LEATT 3DF Black #S/M 160-172cm	$32.0	$45.0
5000405006	Body Protector LEATT 3DF Black #L/XL 172-184cm	$32.0	$45.0
5000405007	Body Protector LEATT 3DF Black #XXL 184-196cm	$33.0	$44.0
5000402005	Back Protector LEATT 3DF #S/M 160-172cm	$24.0	$16.0
5000402006	Back Protector LEATT 3DF #L/XL 172-184cm	$24.0	$16.0
5000402007	Back Protector LEATT 3DF #XXL 184-196cm	$25.0	$16.0
5000401105	Elbow Guard LEATT 3DF Black/Aramid #S/M	$12.0	$8.0
5000401106	Elbow Guard LEATT 3DF Black/Aramid #L/XL	$12.0	$8.0
5000401107	Elbow Guard LEATT 3DF Black/Aramid #XXL	$12.0	$8.0
5000403105	Knee Guard LEATT 3DF Black #S/M	$13.0	$11.0
5000403106	Knee Guard LEATT 3DF Black #L/XL	$13.0	$11.0
5000403107	Knee Guard LEATT 3DF Black #XXL	$13.0	$11.0
	BODY PROTECTION JUNIOR (all disciplines)	$0.0	$0.0
	HARD SHELL	$0.0	$0.0
0500030243	Chest protector LEATT Adventure Jr Black	$15.0	$21.0
0500030244	Chest protector LEATT Adventure Jr White	$15.0	$21.0
0500030340	Body Vest LEATT Adventure Lite Jr White #S/M 134-146cm	$19.0	$23.0
0500030341	Body Vest LEATT Adventure Lite Jr White #L/XL 147-159cm	$20.0	$22.0

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
0500030330	Body Vest LEATT Adventure Lite Jr Black #S/M 134-146cm	$19.0	$23.0
0500030331	Body Vest LEATT Adventure Lite Jr Black #L/XL 147-159cm	$20.0	$22.0
0500030345	Body Vest LEATT Adventure Lite Jr CAGE #S/M 134-146cm	$25.0	$25.0
0500030346	Body Vest LEATT Adventure Lite Jr CAGE #L/XL 147-159cm	$26.0	$24.0
	BODY PROTECTION JUNIOR (all disciplines)	$0.0	$0.0
	3DF - 3 DIMESIONAL FOAM	$0.0	$0.0
5000405001	Body Protector LEATT 3DF Jr Black #S/M 134-146cm	$29.0	$40.0
5000405002	Body Protector LEATT 3DF Jr Black #L/XL 147-159cm	$29.0	$40.0
5000401101	Elbow Guard LEATT 3DF Black/Aramid Junior	$12.0	$6.0
5000403101	Knee Guard LEATT 3DF Black Junior	$13.0	$9.0
	HYDRATION PACKS	$0.0	$0.0
0700034001	Hydration LEATT SP1 Handsfree 0,5L Black/Yellow	#VALUE!	#VALUE!
0700034010	Hydration LEATT H2 Handsfree 2,5L Black/Yellow	#VALUE!	#VALUE!
0700034011	Hydration LEATT H2 2,5L Black/Yellow	#VALUE!	#VALUE!
0700034013	Hydration LEATT H4 2,5L Black/White/Yellow	#VALUE!	#VALUE!
	HYDRATION PARTS	$0.0	$0.0
0700034002	Hydration System LEATT 2,5L	#VALUE!	#VALUE!
0700034020	Bladders Refill LEATT 0,5L 5-pack	#VALUE!	#VALUE!
0700034021	Bladders Refill LEATT 2,5L 5-pack	#VALUE!	#VALUE!
0700034025	Quick Refil Bottle LEATT	#VALUE!	#VALUE!
0700034040	Handsfree kit LEATT	#VALUE!	#VALUE!
0700034050	Bite Valve LEATT Straight connector	#VALUE!	#VALUE!
0700034055	Bite Valve LEATT Elbow connector	#VALUE!	#VALUE!
0700034060	Quick Tube Coupling Set LEATT	#VALUE!	#VALUE!
0700034035	Drink Tube LEATT Silicone	$3.0	$1.0
0700034030	Adaptor LEATT for 0,5-1,2L bladders	$2.0	$1.0
0700034031	Adaptor LEATT for 2,5L bladders	$2.0	$1.0
0700034053	Insulation Bag LEATT for 1,2-2,5L bladders	$2.0	$2.0
	COOLING PRODUCTS LEATT COOLIT	$0.0	$0.0
0500030389	Cooling Vest LEATT Coolit #XXS/Junior Grey	$9.0	$16.0
0500030390	Cooling Vest LEATT Coolit #XS Grey	$9.0	$16.0
0500030391	Cooling Vest LEATT Coolit #S Grey	$9.0	$16.0
0500030392	Cooling Vest LEATT Coolit #M Grey	$9.0	$16.0
0500030393	Cooling Vest LEATT Coolit #L Grey	$9.0	$16.0
0500030394	Cooling Vest LEATT Coolit #XL Grey	$9.0	$16.0
0500030395	Cooling Vest LEATT Coolit #2XL Grey	$9.0	$16.0
0500030396	Cooling Vest LEATT Coolit #3XL Grey	$9.0	$16.0
0500030369	Cooling Tee LEATT Coolit #XXS/Junior Grey	$10.0	$17.0
0500030370	Cooling Tee LEATT Coolit #XS Grey	$10.0	$17.0
0500030371	Cooling Tee LEATT Coolit #S Grey	$10.0	$17.0
0500030372	Cooling Tee LEATT Coolit #M Grey	$10.0	$17.0
0500030373	Cooling Tee LEATT Coolit #L Grey	$10.0	$17.0
0500030374	Cooling Tee LEATT Coolit #XL Grey	$10.0	$17.0
0500030375	Cooling Tee LEATT Coolit #2XL Grey	$10.0	$17.0
0500030376	Cooling Tee LEATT Coolit #3XL Grey	$10.0	$17.0
	JACKETS GPX (Off-road)	$0.0	$0.0
0500030350	Jacket LEATT Pro #S Black	$78.0	$68.0

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
0500030351	Jacket LEATT Pro #M Black	$78.0	$68.0
0500030352	Jacket LEATT Pro #L Black	$78.0	$68.0
0500030353	Jacket LEATT Pro #XL Black	$78.0	$68.0
0500030354	Jacket LEATT Pro #XXL Black	$78.0	$68.0
0500030355	Jacket LEATT Pro #3XK Black	$78.0	$68.0
0500030200	Jacket LEATT GPX Adventure #S Black	$35.0	$38.0
0500030201	Jacket LEATT GPX Adventure #M Black	$35.0	$38.0
0500030202	Jacket LEATT GPX Adventure #L Black	$35.0	$38.0
0500030203	Jacket LEATT GPX Adventure #XL Black	$35.0	$38.0
0500030204	Jacket LEATT GPX Adventure #XXL Black	$35.0	$38.0
0500030205	Jacket LEATT GPX Adventure #3XL Black	$35.0	$38.0
0500030210	Jacket LEATT GPX Adventure #S Blue	$35.0	$38.0
0500030211	Jacket LEATT GPX Adventure #M Blue	$35.0	$38.0
0500030212	Jacket LEATT GPX Adventure #L Blue	$35.0	$38.0
0500030213	Jacket LEATT GPX Adventure #XL Blue	$35.0	$38.0
0500030214	Jacket LEATT GPX Adventure #XXL Blue	$35.0	$38.0
0500030215	Jacket LEATT GPX Adventure #3XL Blue	$35.0	$38.0
0500030220	Jacket LEATT GPX Adventure #S Red	$35.0	$38.0
0500030221	Jacket LEATT GPX Adventure #M Red	$35.0	$38.0
0500030222	Jacket LEATT GPX Adventure #L Red	$35.0	$38.0
0500030223	Jacket LEATT GPX Adventure #XL Red	$35.0	$38.0
0500030224	Jacket LEATT GPX Adventure #XXL Red	$35.0	$38.0
0500030225	Jacket LEATT GPX Adventure #3XL Red	$35.0	$38.0
	JACKETS SNX (Snowmobile)	$0.0	$0.0
0500030100	Jacket LEATT SNX Pilot #S Granite/Red	$56.0	$41.0
0500030101	Jacket LEATT SNX Pilot #M Granite/Red	$56.0	$41.0
0500030102	Jacket LEATT SNX Pilot #L Granite/Red	$56.0	$41.0
0500030103	Jacket LEATT SNX Pilot #XL Granite/Red	$56.0	$41.0
0500030104	Jacket LEATT SNX Pilot #2XL Granite/Red	$56.0	$41.0
0500030105	Jacket LEATT SNX Pilot #3XL Granite/Red	$56.0	$41.0
	WEATHER COLLAR	$0.0	$0.0
4300030270	Weather collar LEATT DBX/GPX #S black	$5.0	$8.0
4300030271	Weather collar LEATT DBX/GPX #M black	$7.0	$6.0
	BAGS	$0.0	$0.0
7000300001	Brace bag LEATT	$10.0	$29.0
	SPARE PARTS	$0.0	$0.0
4300030350	Padding Pack LEATT GPX Club 3 Black	$9.0	$14.0
4300030351	Padding Pack LEATT GPX Club 3 Blue	$9.0	$14.0
4300030352	Padding Pack LEATT GPX Club 3 Orange	$9.0	$14.0
4300030354	Padding Pack LEATT GPX Club 3 Red	$9.0	$14.0
4300030353	Padding Pack LEATT GPX Club 3 White	$9.0	$14.0
4300033403	Padding Kit LEATT GPX Race Black	$9.0	$14.0
4300033404	Padding Kit LEATT GPX Race Black/Blue	$9.0	$14.0
4300033405	Padding Kit LEATT GPX Race Black/Orange	$9.0	$14.0
4300033406	Padding Kit LEATT GPX Race Black/Red	$9.0	$14.0
4300033407	Padding Kit LEATT GPX Race Black/White	$9.0	$14.0
4300033425	Padding Kit LEATT GPX Trail Black	$9.0	$14.0

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
4300033426	Padding Kit LEATT GPX Trail Grey	$9.0	$14.0
4300030029	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Black	$6.0	$16.0
4300030133	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Black/Grey	$6.0	$16.0
4300030134	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Black/Red	$6.0	$16.0
4300030135	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Black/White	$6.0	$16.0
4300030031	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Grey	$6.0	$16.0
4300030136	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Yellow/Grey	$6.0	$16.0
4300030171	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Blue/White	$6.0	$16.0
4300030137	Padding Pack LEATT GPX Adv 1.2.3/Club 1.2 Black/gold low	$6.0	$16.0
4300330054	Padding Pack LEATT Kart Black	$6.0	$16.0
4300033418	Padding Kit LEATT DBX Comp 4 Black/Black	$9.0	$14.0
4300033419	Padding Kit LEATT DBX Comp 4 Black/White	$9.0	$14.0
4300033430	Padding Kit LEATT DBX Ride 4 Black/Grey	$9.0	$14.0
4300033431	Padding Kit LEATT DBX Ride 4 Black/White	$9.0	$14.0
4300030138	Padding Pack LEATT DBX Ride Grey	$8.0	$15.0
4300030139	Padding Pack LEATT DBX Comp White	$7.0	$16.0
4300030370	Padding Pack LEATT DBX Comp 3 White	$9.0	$14.0
4300030371	Padding Pack LEATT DBX Comp 3 Black	$9.0	$14.0
4300030217	Padding Pack LEATT DBX Comp II White	$7.0	$16.0
4300030218	Padding Pack LEATT DBX Comp II Black	$7.0	$16.0
4300030219	Padding Pack LEATT DBX Comp II Grey	$7.0	$16.0
4300030052	Hinge Pack LEATT DBX/GPX/Kart Plastic Red	$2.0	$4.0
4300030057	Hinge pack LEATT DBX Comp 3+4/GPX Club 3+Race plastic Red	$2.0	$4.0
4300030036	Spacing pin Pack LEATT DBX/GPX/Kart 0mm	$2.0	$6.0
4300030037	Spacing pin Pack LEATT DBX/GPX/Kart 10mm	$2.0	$6.0
4300030038	Spacing pin Pack LEATT DBX/GPX/Kart 20mm	$2.0	$6.0
4300030039	Spacing pin Pack LEATT DBX/GPX/Kart 30mm	$2.0	$6.0
4300030400	Strap Pack LEATT DBX, GPX all sizes Clear	$4.0	$7.0
4300030082	Strap Pack LEATT SNX Pilot #M Black	$4.0	$7.0
4300030083	Strap Pack LEATT SNX Pilot #S Black	$4.0	$7.0
4300030075	Strap Pack LEATT STX #S/M Black	$4.0	$4.0
4300030076	Strap Pack LEATT STX #L/XL Black	$4.0	$4.0
4300030077	Strap Pack LEATT STX #XXL Black	$4.0	$4.0
4330540001	Thoracic Pack LEATT GPX Race #S/M 10° Black	$0.0	$19.0
4330540002	Thoracic Pack LEATT GPX Race #L/XL 5° Black	$0.0	$19.0
4330540005	Thoracic Pack LEATT GPX Race #S/M 10° Blue Translucent	$0.0	$19.0
4330540006	Thoracic Pack LEATT GPX Race #L/XL 5° Blue Translucent	$0.0	$19.0
4330540009	Thoracic Pack LEATT GPX Race #S/M 10° Orange	$0.0	$19.0
4330540010	Thoracic Pack LEATT GPX Race #L/XL 5° Orange	$0.0	$19.0
4330540013	Thoracic Pack LEATT GPX Race #S/M 10° Red Translucent	$0.0	$19.0
4330540014	Thoracic Pack LEATT GPX Race #L/XL 5° Red Translucent	$0.0	$19.0
4330540017	Thoracic Pack LEATT GPX Race #S/M 10° White	$0.0	$19.0
4330540018	Thoracic Pack LEATT GPX Race #L/XL 5° White	$0.0	$19.0
4330540101	Thoracic Pack LEATT GPX Trail #S/M 10° Black	$0.0	$19.0
4330540102	Thoracic Pack LEATT GPX Trail #L/XL 5° Black	$0.0	$19.0
4330540105	Thoracic Pack LEATT GPX Trail #S/M 10° White	$0.0	$19.0
4330540106	Thoracic Pack LEATT GPX Trail #L/XL 5° White	$0.0	$19.0

YELLOW	= NEW 2013		
BLUE	= UPDATED PRODUCT TEXT		
Part No	Description	Silva mattos price	Silva mattos royalty
4330530251	Thoracic Pack LEATT GPX Club 3 Black	$4.0	$23.0
4330530253	Thoracic Pack LEATT GPX Club 3 Blue Translucent	$4.0	$23.0
4330530252	Thoracic Pack LEATT GPX Club 3 Orange	$4.0	$23.0
4330530254	Thoracic Pack LEATT GPX Club 3 Red Translucent	$4.0	$23.0
4330530250	Thoracic Pack LEATT GPX Club 3 White	$4.0	$23.0
4330530255	Thoracic Pack LEATT DBX Comp 3 Black	$4.0	$23.0
4330530256	Thoracic Pack LEATT DBX Comp 3 White	$4.0	$23.0
4330540201	Thoracic Pack LEATT DBX Comp 4 #S/M 10°B lack	$0.0	$19.0
4330540202	Thoracic Pack LEATT DBX Comp 4 #L/XL 5°B lack	$0.0	$19.0
4330540205	Thoracic Pack LEATT DBX Comp 4 #S/M 10°W hite	$0.0	$19.0
4330540206	Thoracic Pack LEATT DBX Comp 4 #L/XL 5°W hite	$0.0	$19.0
4330540301	Thoracic Pack LEATT DBX Ride 4 #S/M 10°B lack	$0.0	$19.0
4330540302	Thoracic Pack LEATT DBX Ride 4 #L/XL 5°B lack	$0.0	$19.0
4330540305	Thoracic Pack LEATT DBX Ride 4 #S/M 10°W hite	$0.0	$19.0
4330540306	Thoracic Pack LEATT DBX Ride 4 #L/XL 5°W hite	$0.0	$19.0
4300330056	Thoracic Pack LEATT DBX/GPX Comp 1.2/Club 1.2 Black	$4.0	$23.0
4300030140	Thoracic Pack LEATT DBX/GPX Comp 1.2/Club 1.2 White	$4.0	$23.0
4300030141	Thoracic Pack LEATT DBX/GPX Comp 1.2/Club 1.2 Yellow	$4.0	$23.0
4300030142	Thoracic Pack LEATT DBX/GPX Comp 1.2/Club 1.2 Red	$4.0	$23.0
4300030143	Thoracic Pack LEATT DBX/GPX Comp 1.2/Club 1.2 Blue	$4.0	$23.0
4300330055	Thoracic Pack LEATT Kart Black	$4.0	$23.0
4300330057	Thoracic Pack LEATT GPX Sport Silver	$4.0	$27.0
4300030144	Thoracic Pack LEATT DBX/GPX Adv 1.2.3/Ride 1.2.3 Grey	$4.0	$22.0
4300030147	Thoracic Pack LEATT DBX/GPX Adv 1.2.3/Ride 1.2.3 Black	$4.0	$22.0
4300030145	Thoracic Pack LEATT DBX/GPX Adv 1.2.3/Ride 1.2.3 White	$4.0	$22.0
4300030199	Back Brace Pack LEATT DBX Ride 3 #S Black	$8.0	$31.0
4300030198	Back Brace Pack LEATT DBX Ride 3 #M Black	$8.0	$31.0
4300030188	Back Brace Pack LEATT DBX Ride 1.2.3 #M Grey	$8.0	$31.0
4300030189	Back Brace Pack LEATT DBX Ride 1.2.3 #S Grey	$8.0	$31.0
4300030194	Back Brace Pack LEATT DBX Ride 1.2.3 #M White	$8.0	$31.0
4300030195	Back Brace Pack LEATT DBX Ride 1.2.3 #S White	$8.0	$31.0
4300040001	Back Brace Pack LEATT DBX Ride 4 #S/M White	$8.0	$31.0
4300040002	Back Brace Pack LEATT DBX Ride 4 #L/XL White	$8.0	$31.0
4300040005	Back Brace Pack LEATT DBX Ride 4 #S/M Black	$8.0	$31.0
4300040006	Back Brace Pack LEATT DBX Ride 4 #L/XL Black	$8.0	$31.0
4300030240	Back Brace Pack LEATT DBX Comp 3 #M White	$8.0	$48.0
4300030241	Back Brace Pack LEATT DBX Comp 3 #S White	$8.0	$48.0
4300030242	Back Brace Pack LEATT DBX Comp 3 #M Black	$8.0	$48.0
4300030243	Back Brace Pack LEATT DBX Comp 3 #S Black	$8.0	$48.0
4300040101	Back Brace Pack LEATT DBX Comp 4 #S/M White	$8.0	$48.0
4300040102	Back Brace Pack LEATT DBX Comp 4 #L/XL White	$8.0	$48.0
4300040105	Back Brace Pack LEATT DBX Comp 4 #S/M Black	$8.0	$48.0
4300040106	Back Brace Pack LEATT DBX Comp 4 #L/XL Black	$8.0	$48.0
4300030184	Back Brace Pack LEATT DBX Comp 1.2 #M White	$8.0	$48.0
4300030185	Back Brace Pack LEATT DBX Comp 1.2 #S White	$8.0	$48.0
4300030197	Back Brace Pack LEATT DBX Comp 1.2 #M Black	$8.0	$48.0
4300030196	Back Brace Pack LEATT DBX Comp 1.2 #S Black	$8.0	$48.0

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
4300030181	Back Brace Pack LEATT DBX Comp #M Mike Day Blue	$8.0	$48.0
4300030180	Back Brace Pack LEATT DBX Comp #S Mike Day Blue	$8.0	$48.0
4330530280	Back Brace Pack LEATT GPX Adventure 3 #S Black	$8.0	$31.0
4330530281	Back Brace Pack LEATT GPX Adventure 3 #M Black	$8.0	$31.0
4300040201	Back Brace Pack LEATT GPX Trail #S/M Black	$8.0	$31.0
4300040202	Back Brace Pack LEATT GPX Trail #L/XL Black	$8.0	$31.0
4300040205	Back Brace Pack LEATT GPX Trail #S/M White	$8.0	$31.0
4300040206	Back Brace Pack LEATT GPX Trail #L/XL White	$8.0	$31.0
4300530098	Back Brace Pack LEATT GPX Adv 1.2.3 #M Grey	$8.0	$31.0
4300530100	Back Brace Pack LEATT GPX Adv 1.2.3 #S Grey	$8.0	$31.0
4300530106	Back Brace Pack LEATT GPX Adv 1.2.3 #M White	$8.0	$31.0
4300530107	Back Brace Pack LEATT GPX Adv 1.2.3 #S White	$8.0	$31.0
4300040020	Back Brace Pack LEATT GPX Race #S/M Black	$8.0	$48.0
4300040021	Back Brace Pack LEATT GPX Race #L/XL Black	$8.0	$48.0
4300040024	Back Brace Pack LEATT GPX Race #S/M White	$8.0	$48.0
4300040025	Back Brace Pack LEATT GPX Race #L/XL White	$8.0	$48.0
4300040028	Back Brace Pack LEATT GPX Race #S/M Orange	$8.0	$48.0
4300040029	Back Brace Pack LEATT GPX Race #L/XL Orange	$8.0	$48.0
4300040032	Back Brace Pack LEATT GPX Race #S/M Red Translucent	$8.0	$48.0
4300040033	Back Brace Pack LEATT GPX Race #L/XL Red Translucent	$8.0	$48.0
4300040036	Back Brace Pack LEATT GPX Race #S/M Blue Translucent	$8.0	$48.0
4300040037	Back Brace Pack LEATT GPX Race #L/XL Blue Translucent	$8.0	$48.0
4330530011	Back Brace Pack LEATT GPX Club 3 #M Black	$8.0	$48.0
4330530010	Back Brace Pack LEATT GPX Club 3 #S Black	$8.0	$48.0
4330530001	Back Brace Pack LEATT GPX Club 3 #M White	$8.0	$48.0
4330530000	Back Brace Pack LEATT GPX Club 3 #S White	$8.0	$48.0
4330530021	Back Brace Pack LEATT GPX Club 3 #M Orange	$8.0	$48.0
4330530020	Back Brace Pack LEATT GPX Club 3 #S Orange	$8.0	$48.0
4330530041	Back Brace Pack LEATT GPX Club 3 #M Red Translucent	$8.0	$48.0
4330530040	Back Brace Pack LEATT GPX Club 3 #S Red Translucent	$8.0	$48.0
4330530031	Back Brace Pack LEATT GPX Club 3 #M Blue Translucent	$8.0	$48.0
4330530030	Back Brace Pack LEATT GPX Club 3 #S Blue Translucent	$8.0	$48.0
4300230043	Back Brace Pack LEATT GPX Club 1.2 #M Black	$8.0	$48.0
4300230041	Back Brace Pack LEATT GPX Club 1.2 #S Black	$8.0	$48.0
4300230147	Back Brace Pack LEATT GPX Club 1.2 #M White	$8.0	$48.0
4300230148	Back Brace Pack LEATT GPX Club 1.2 #S White	$8.0	$48.0
4300230149	Back Brace Pack LEATT GPX Club 1.2 #M Yellow	$8.0	$48.0
4300230150	Back Brace Pack LEATT GPX Club 1.2 #S Yellow	$8.0	$48.0
4300230151	Back Brace Pack LEATT GPX Club 1.2 #M Red	$8.0	$48.0
4300230152	Back Brace Pack LEATT GPX Club 1.2 #S Red	$8.0	$48.0
4300230153	Back Brace Pack LEATT GPX Club 1.2 #M Blue	$8.0	$48.0
4300230154	Back Brace Pack LEATT GPX Club 1.2 #S Blue	$8.0	$48.0
4300130047	Back Brace Pack LEATT GPX Sport #M Silver/Carbon	$22.0	$91.0
4300130045	Back Brace Pack LEATT GPX Sport #S Silver/Carbon	$22.0	$91.0
4300330051	Back Brace Pack LEATT KART #M Black	$8.0	$48.0
4300330049	Back Brace Pack LEATT KART #S Black	$8.0	$48.0
4300230105	Bolt Pack LEATT incl Allen key all brace ex Pro/STX	$1.0	$5.0

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
4300030186	Front Brace Pack LEATT DBX Ride #M Grey	$8.0	$31.0
4300030187	Front Brace Pack LEATT DBX Ride #S Grey	$8.0	$31.0
4300041001	Front Brace Pack LEATT DBX Ride 4 #S/M Black	$8.0	$31.0
4300041002	Front Brace Pack LEATT DBX Ride 4 #L/XL Black	$8.0	$31.0
4300041005	Front Brace Pack LEATT DBX Ride 4 #S/M White	$8.0	$31.0
4300041006	Front Brace Pack LEATT DBX Ride 4 #L/XL White	$8.0	$31.0
4300030250	Front Brace Pack LEATT DBX Ride 3 #M Black	$8.0	$31.0
4300030251	Front Brace Pack LEATT DBX Ride 3 #S Black	$8.0	$31.0
4300030131	Front Brace Pack LEATT DBX Ride #M White	$8.0	$31.0
4300030129	Front Brace Pack LEATT DBX Ride #S White	$8.0	$31.0
4300041101	Front Brace Pack LEATT DBX Comp 4 #S/M White	$9.0	$36.0
4300041102	Front Brace Pack LEATT DBX Comp 4 #L/XL White	$9.0	$36.0
4300041105	Front Brace Pack LEATT DBX Comp 4 #S/M Black	$9.0	$36.0
4300041106	Front Brace Pack LEATT DBX Comp 4 #L/XL Black	$9.0	$36.0
4300030255	Front Brace Pack LEATT DBX Comp 3 #M White	$8.0	$48.0
4300030256	Front Brace Pack LEATT DBX Comp 3 #S White	$8.0	$48.0
4300030257	Front Brace Pack LEATT DBX Comp 3 #M Black	$8.0	$48.0
4300030258	Front Brace Pack LEATT DBX Comp 3 #S Black	$8.0	$48.0
4300030182	Front Brace Pack LEATT DBX Comp 1.2 #M White	$8.0	$48.0
4300030183	Front Brace Pack LEATT DBX Comp 1.2 #S White	$8.0	$48.0
4300030130	Front Brace Pack LEATT DBX Comp 1.2 #M Black	$8.0	$48.0
4300030128	Front Brace Pack LEATT DBX Comp 1.2 #S Black	$8.0	$48.0
4300030179	Front Brace Pack LEATT DBX Comp 1.2 #M Mike Day Blue	$8.0	$48.0
4300030178	Front Brace Pack LEATT DBX Comp 1.2#S Mike Day Blue	$8.0	$48.0
4300041201	Front Brace Pack LEATT GPX Trail #S/M Black	$8.0	$31.0
4300041202	Front Brace Pack LEATT GPX Trail #L/XL Black	$8.0	$31.0
4300041205	Front Brace Pack LEATT GPX Trail #S/M White	$8.0	$31.0
4300041206	Front Brace Pack LEATT GPX Trail #L/XL White	$8.0	$31.0
4330530101	Front Brace Pack LEATT GPX Adventure 3 #M Black	$8.0	$31.0
4330530100	Front Brace Pack LEATT GPX Adventure 3 #S Black	$8.0	$31.0
4300530097	Front Brace Pack LEATT GPX Adv 1.2.3 #M Grey	$8.0	$31.0
4300530099	Front Brace Pack LEATT GPX Adv 1.2.3 #S Grey	$8.0	$31.0
4300530104	Front Brace Pack LEATT GPX Adv 1.2.3 #M White	$8.0	$31.0
4300530105	Front Brace Pack LEATT GPX Adv 1.2.3 #S White	$8.0	$31.0
4330530121	Front Brace Pack LEATT GPX Club 3 #M Black	$8.0	$48.0
4330530120	Front Brace Pack LEATT GPX Club 3 #S Black	$8.0	$48.0
4330530111	Front Brace Pack LEATT GPX Club 3 #M White	$8.0	$48.0
4330530110	Front Brace Pack LEATT GPX Club 3 #S White	$8.0	$48.0
4330530131	Front Brace Pack LEATT GPX Club 3 #M Orange	$8.0	$48.0
4330530130	Front Brace Pack LEATT GPX Club 3 #S Orange	$8.0	$48.0
4330530151	Front Brace Pack LEATT GPX Club 3 #M Red Translucent	$8.0	$48.0
4330530150	Front Brace Pack LEATT GPX Club 3 #S Red Translucent	$8.0	$48.0
4330530141	Front Brace Pack LEATT GPX Club 3 #M Blue Translucent	$8.0	$48.0
4330530140	Front Brace Pack LEATT GPX Club 3 #S Blue Translucent	$8.0	$48.0
4300041020	Front Brace Pack LEATT GPX Race #S/M Black	$9.0	$36.0
4300041021	Front Brace Pack LEATT GPX Race #L/XL Black	$9.0	$36.0
4300041024	Front Brace Pack LEATT GPX Race #S/M White	$9.0	$36.0

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
4300041025	Front Brace Pack LEATT GPX Race #L/XL White	$9.0	$36.0
4300041028	Front Brace Pack LEATT GPX Race #S/M Orange	$9.0	$36.0
4300041029	Front Brace Pack LEATT GPX Race #L/XL Orange	$9.0	$36.0
4300041032	Front Brace Pack LEATT GPX Race #S/M Red Translucent	$9.0	$36.0
4300041033	Front Brace Pack LEATT GPX Race #L/XL Red Translucent	$9.0	$36.0
4300041036	Front Brace Pack LEATT GPX Race #S/M Blue Translucent	$9.0	$36.0
4300041037	Front Brace Pack LEATT GPX Race #L/XL Blue Translucent	$9.0	$36.0
4300230042	Front Brace Pack LEATT GPX Club 1.2 #M Black	$8.0	$48.0
4300230040	Front Brace Pack LEATT GPX Club 1.2 #S Black	$8.0	$48.0
4300230186	Front Brace Pack LEATT GPX Club 1.2 #M Blue	$8.0	$48.0
4300230184	Front Brace Pack LEATT GPX Club 1.2 #M Red	$8.0	$48.0
4300230180	Front Brace Pack LEATT GPX Club 1.2 #M White	$8.0	$48.0
4300230182	Front Brace Pack LEATT GPX Club 1.2 #M Yellow	$8.0	$48.0
4300230187	Front Brace Pack LEATT GPX Club 1.2 #S Blue	$8.0	$48.0
4300230185	Front Brace Pack LEATT GPX Club 1.2 #S Red	$8.0	$48.0
4300230181	Front Brace Pack LEATT GPX Club 1.2 #S White	$8.0	$48.0
4300230183	Front Brace Pack LEATT GPX Club 1.2 #S Yellow	$8.0	$48.0
4300130046	Front Brace Pack LEATT GPX Sport #M Silver/Carbon	$18.0	$94.0
4300030044	Front Brace Pack LEATT GPX Sport #S Silver/Carbon	$18.0	$94.0
4300330050	Front Brace Pack LEATT Kart #M Black	$8.0	$48.0
4300330048	Front Brace Pack LEATT Kart #S Black	$8.0	$48.0
4300030090	Circlip Pack LEATT Distributor Pack 100pcs	$0.0	$23.0
4300030035	Velcro Pack LEATT	$2.0	$6.0
4300030050	Wedge Pack LEATT DBX Comp 4/GPX Race	$0.0	$5.0
0500030250	Bolt Pack Chest protector LEATT 14pcs	$1.0	$7.0
	SPARE PARTS DBX/GPX Pro	$0.0	$0.0
4300032010	Hinge Pack LEATT DBX/GPX Pro Alu Red	$6.0	$13.0
4300032011	Hinge Pack LEATT DBX/GPX Pro Lite Plastic Red	$2.0	$16.0
4300032024	Padding Pack LEATT GPX Pro #S Black/Yellow	$9.0	$20.0
4300032020	Padding Pack LEATT GPX Pro #M Black/Yellow	$9.0	$20.0
4300032026	Padding Pack LEATT DBX Pro #S Black/White	$9.0	$20.0
4300032021	Padding Pack LEATT DBX Pro #M Black/White	$9.0	$20.0
4300042021	Padding Pack LEATT DBX Pro Lite #S/M Black/White	$9.0	$20.0
4300042022	Padding Pack LEATT DBX Pro Lite #L/XL Black/White	$9.0	$20.0
4300032027	Padding Pack LEATT GPX Pro #S Black/Silver	$9.0	$20.0
4300032023	Padding Pack LEATT GPX Pro #M Black/Silver	$9.0	$20.0
4300042031	Padding Pack LEATT GPX Pro Lite #S/M Black/Grey	$9.0	$20.0
4300042032	Padding Pack LEATT GPX Pro Lite #L/XL Black/Grey	$9.0	$20.0
4300032040	Spacing pin Pack LEATT DBX/GPX Pro 0mm	$8.0	$4.0
4300032041	Spacing pin Pack LEATT DBX/GPX Pro 10mm	$8.0	$4.0
4300032042	Spacing pin Pack LEATT DBX/GPX Pro 20mm	$8.0	$4.0
4300032043	Spacing pin Pack LEATT DBX/GPX Pro 30mm	$8.0	$4.0
4300032062	Thoracic Pack LEATT GPX Pro Silver logo Carbon	$5.0	$42.0
4300032063	Thoracic Pack LEATT GPX Pro Lite Silver logo Carbon	$5.0	$42.0
4300032060	Thoracic Pack LEATT GPX Pro Yellow logo Carbon	$5.0	$42.0
4300032061	Thoracic Pack LEATT DBX Pro White logoCarbon	$5.0	$42.0
4300032064	Thoracic Pack LEATT DBX Pro Lite Carbon	$5.0	$42.0

SM

YELLOW	= NEW 2013
BLUE	= UPDATED PRODUCT TEXT

Part No	Description	Silva mattos price	Silva mattos royalty
4300032073	Back Brace Pack LEATT DBX Pro #S Carbon	$34.0	$74.0
4300032070	Back Brace Pack LEATT DBX Pro #M Carbon	$34.0	$74.0
4300032075	Back Brace Pack LEATT DBX Pro Lite #S/M Carbon	$34.0	$47.0
4300032076	Back Brace Pack LEATT DBX Pro Lite #L/XL Carbon	$34.0	$47.0
4300032074	Back Brace Pack LEATT GPX Pro Silver logo #S Carbon	$34.0	$74.0
4300032072	Back Brace Pack LEATT GPX Pro Silver logo #M Carbon	$34.0	$74.0
4300032077	Back Brace Pack LEATT GPX Pro Lite #S/M Carbon	$34.0	$47.0
4300032078	Back Brace Pack LEATT GPX Pro Lite #L/XL Carbon	$34.0	$47.0
4300032071	Back Brace Pack LEATT GPX Pro Yellow logo #M Carbon	$34.0	$74.0
4300032093	Front Brace Pack LEATT DBX Pro #S Carbon	$30.0	$77.0
4300032090	Front Brace Pack LEATT DBX Pro #M Carbon	$30.0	$77.0
4300032080	Front Brace Pack LEATT DBX Pro Lite #S/M Carbon	$30.0	$50.0
4300032081	Front Brace Pack LEATT DBX Pro Lite #L/XL Carbon	$30.0	$50.0
4300032096	Front Brace Pack LEATT GPX Pro Silver logo #S Carbon	$30.0	$77.0
4300032095	Front Brace Pack LEATT GPX Pro Silver logo #M Carbon	$30.0	$77.0
4300032085	Front Brace Pack LEATT GPX Pro Lite #S/M Carbon	$30.0	$50.0
4300032086	Front Brace Pack LEATT GPX Pro Lite #L/XL Carbon	$30.0	$50.0
4300032092	Front Brace Pack LEATT GPX Pro Yellow logo #M Carbon	$30.0	$77.0
4300032100	Wedge Pack LEATT DBX/GPX Pro	$1.0	$4.0
4300230106	Bolt Pack LEATT DBX/GPX Pro	$4.0	$7.0
4300230108	Padding stud kit 3pcs LEATT DBX/GPX Pro/Pro Lite	$1.0	$4.0
	SPARE PARTS STX (street)	$0.0	$0.0
4300033100	Hinge pack LEATT STX plastic Red	$2.0	$4.0
4300033200	Spacing pin Pack LEATT STX 0mm	$1.0	$7.0
4300033201	Spacing pin Pack LEATT STX 10mm	$3.0	$5.0
4300033202	Spacing pin Pack LEATT STX 20mm	$3.0	$5.0
4300033203	Spacing pin Pack LEATT STX 30mm	$3.0	$5.0
4300033250	Scapula Wings LEATT STX Road Black S/M, L/XL pair	$12.0	$24.0
4300033251	Scapula Wings LEATT STX Road Black XXL pair	$12.0	$24.0
4300033280	Back brace pack LEATT STX Road #S/M Black	$12.0	$45.0
4300033281	Back brace pack LEATT STX Road #L/XL Black	$12.0	$45.0
4300033282	Back brace pack LEATT STX Road #XXL Black	$12.0	$45.0
4300033300	Front brace pack LEATT STX Road #S/M Black	$10.0	$46.0
4300033301	Front brace pack LEATT STX Road #L/XL Black	$10.0	$46.0
4300033302	Front brace pack LEATT STX Road #XXL Black	$10.0	$46.0

CERTIFICATE AUTHENTICATING SIGNATURE OF NOTARY

To all whom it may concern:

I, the undersigned,

THEMBISISA YALEZO

(insert name and office held)

do hereby certify that

TARRYN LYNN WOODS, whose signature appears on the certificate annexed hereto,

is a **Notary Public** by lawful authority duly admitted and sworn, practicing at Cape Town in the Province of the Western Cape, Republic of South Africa and that all acts, instruments, documents and writings, subscribed by her in that capacity, full faith and credence are given in court and there out.

Given under my hand and seal of office at CAPE TOWN aforesaid, this 01 day of 02 2013

Mr. T. YALEZO
REGISTRAR
WESTERN CAPE HIGH COURT
CAPE TOWN

REGISTRAR of the **HIGH COURT OF SOUTH AFRICA**
(WESTERN CAPE HIGH COURT, CAPE TOWN)

CERTIFICATE OF NOTARY PUBLIC

To all whom it may concern:

I, the undersigned, TARRYN LYNN WOODS, Notary Public by lawful authority duly admitted and sworn, practicing at Cape Town in the Province of the Western Cape, Republic of South Africa, do hereby certify that

I was present on 31st January 2013 when **SEAN MACDONALD**, duly authorised director of Leatt Corporation, with its head office at 50 Kiepersol Crescent, Atlas Gardens, Contermanskloof, Durbanville, 7550, Cape Town, the company referred to in the document annexed hereto, signed and executed the said document together with two witnesses, and that the initials on each page thereon are those of the said SEAN MACDONALD and the same two witnesses whose initials also appear on each page of the document.

Given under my hand and seal of office at CAPE TOWN aforesaid, this 31st day of January 2013.

....

TARRYN LYNN WOODS

TARRYN LYNN WOODS
NOTARIS PUBLIEK
NOTARY PUBLIC